EXHIBIT 10(c)

Consent of Swidler Berlin Shereff Friedman, LLP

We hereby consent to the reference to our firm included in the prospectus and statement of additional information of Mercury Select Growth Fund of Mercury Funds, Inc. filed as part of Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-32242).

/s/	Swidler Berlin Shereff Friedman, LLP Swidler Berlin Shereff Friedman, LLP

New York, New York January 4, 2001